                                                                   EXHIBIT 10.20











                            THE POINTE @ PARK CENTRE
                                  OFFICE LEASE



              PUBLIC EMPLOYEES' RETIREMENT ASSOCIATION OF COLORADO
                                    LANDLORD



                            TRICORD SYSTEMS, INC., A
                              DELAWARE CORPORATION
                                     TENANT

                                TABLE OF CONTENTS

1.       BASIC LEASE PROVISIONS..................................................2

2.       DEMISE OF PREMISES; TERM................................................2

3.       CHARACTER OF OCCUPANCY..................................................2

4.       RENT....................................................................2

5.       OPERATING EXPENSES......................................................2

6.       PERSONAL PROPERTY TAXES.................................................3

7.       QUIET ENJOYMENT.........................................................3

8.       SECURITY DEPOSIT........................................................3

9.       ACCEPTANCE OF PREMISES..................................................4

10.      TENANT IMPROVEMENT WORK.................................................4

11.      BUILDING SERVICES.......................................................4

12.      MAINTENANCE AND REPAIRS.................................................5

13.      ALTERATIONS BY TENANT...................................................5

14.      MECHANIC'S LIENS........................................................5

15.      ACCESS TO PREMISES......................................................6

16.      SUBLETTING AND ASSIGNMENT...............................................6

17.      FIRE OR OTHER CASUALTY..................................................6

18.      EMINENT DOMAIN..........................................................7

19.      INSURANCE...............................................................7

20.      LIMITATION ON LANDLORD'S LIABILITY......................................7

21.      INDEMNITY...............................................................8

22.      SURRENDER OF PREMISES...................................................8

23.      LANDLORD'S LIEN AND UNIFORM COMMERCIAL CODE.............................8

24.      REMOVAL OF TENANT'S PROPERTY............................................8

25.      PAYMENT AFTER TERMINATION...............................................8

26.      HOLDOVER................................................................8

27.      TENANT DEFAULT..........................................................8

28.      REMEDIES FOR TENANT'S DEFAULT...........................................9

30.      RULES AND REGULATIONS..................................................10

31.      SUBORDINATION AND ATTORNMENT...........................................10



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
32.      ESTOPPEL CERTIFICATES..................................................10

33.      ALTERNATIVE SPACE......................................................11

34.      LATE CHARGE............................................................11

35.      GENERAL PROVISIONS.....................................................11

                            THE POINTE @ PARK CENTRE
                                  OFFICE LEASE


         THIS LEASE, dated November 20, 2000 is by and between Public Employees' Retirement Association of Colorado ("Landlord") and Tricord Systems, Inc., a Delaware corporation ("Tenant").

         For and in consideration of the covenants and agreements set forth below, Landlord and Tenant agree as follows:

         1. BASIC LEASE PROVISIONS. In addition to those terms defined elsewhere in this Lease, the following terms shall have the meanings indicated below when used in this Lease.

            (A) BUILDING: A three story office building consisting of approximately 56,532 rentable square feet located at 1120 W. 122nd Avenue, Westminster, Colorado (the "Building").

            (B) PREMISES: Suite 300 on the third floor of the Building as reflected on the floor plan attached as Exhibit A.

            (C) PREMISES RENTABLE AREA: 14,926 square feet, measured in Landlord's standard manner, whether the same should be more or less as a result of minor variations resulting from actual construction.

            (D) BUILDING RENTABLE AREA: 56,532 square feet, measured in Landlord's standard manner, whether the same should be more or less as a result of minor variations resulting from actual construction.

            (E) TERM: Except as provided otherwise in this Lease, five years, beginning on the later of February 1, 2001 or the completion of the Premises for Tenant's occupancy as evidenced by a certificate of occupancy from the City of Westminster (the "Commencement Date"), and ending on the fifth anniversary of the Commencement Date (the "Expiration Date").

            (F) BASE RENT:

                Year 1:  $246,279 payable in installments of $20,523.25 monthly.

                Year 2:  $253,742 payable in installments of $21,145.18 monthly.

                Year 3:  $261,205 payable in installments of $21,767.08 monthly.

                Year 4:  $268,668 payable in installments of $22,389 monthly.

                Year 5:  $276,131 payable in installments of $23,010.98 monthly.


            (G) TENANT'S INITIAL MONTHLY OPERATING EXPENSE PAYMENT: See Article 5 $8,085

            (H) TENANT'S SHARE OF OPERATING EXPENSES: 26.40%.

            (I) SECURITY DEPOSIT: $23,010.98

            (J) PROPERTY: The land upon which the Building is located and the Building.

            (K) BROKER:                Fuller and Company

            (L) TENANT'S ADDRESS:      2905 Northwest Blvd.
                                       Suite 20
                                       Plymouth, Minnesota   55441-2644
                Contact:               Jeff Stewart, Controller
                Telephone Number:      (763) 551-6337

            (M) LANDLORD'S ADDRESS:    Public Employees' Retirement Association
                                       of Colorado
                                       1300 Logan Street
                                       Denver, Colorado 80203

                Contact:               Property Management Office
                Telephone Number:      (303) 863-3890

In the event of any conflict between this Article 1 and the balance of this Lease (including exhibits and riders), the latter shall control.


         2. DEMISE OF PREMISES; TERM.

         Subject to and upon the terms, provisions and conditions set forth below, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord for the Term, the Premises, together with a nonexclusive license, subject to the provisions of this Lease, to use the Building lobby, elevators and stairs, public restrooms, courtyards and other portions of the Building or the Property designated by Landlord for common use by tenants of the building. If for any reason or for no reason the Premises are not available for occupancy on the Commencement Date, Landlord shall not be liable for any claims, damages or liabilities by reason of that delay, nor shall such circumstances make this Lease void or voidable, and the Term shall commence on such later date as the Premises are available for occupancy by Tenant, and the Expiration Date shall be changed to give effect to the full stated Term. In such event, Landlord and Tenant shall, at the request of either, execute a supplemental agreement to become a part of this Lease specifying the actual Commencement Date and Expiration Date of the Term.

         3. CHARACTER OF OCCUPANCY.

         The Premises shall be used only for general office use and for no other purposes except those incidental to such specified use. Tenant shall obtain any and all licenses and permits necessary for such use at Tenant's own cost and expense. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and with all orders and directives imposed by Landlord or imposed by any governmental or quasi-governmental authority for the correction, prevention and abatement of nuisances, in or upon, or connected with the Premises, all at Tenant's sole expense. Tenant shall not permit the Premises to be used in any way which would, in the opinion of Landlord, be hazardous or which would in any way increase the premiums for or render void the casualty insurance on the Premises.

         4. RENT.

            (A) BASE RENT: During the Term, Tenant shall pay Landlord the Base Rent as specified in Article 1 above, with each installment due in advance on the first day of the Term and on the first day of each succeeding calendar month during the Term.

            (B) ADDITIONAL RENT:

                (1) Generally. Tenant shall pay Landlord those charges on account of Operating Expenses determined as set forth in Article 5 below and such other sums as are required by the terms of this Lease to be paid by Tenant. Any such charges or sums shall be deemed to be additional rent, and Landlord shall have all rights against Tenant for default in payment thereof as in the case of arrears of Base Rent. Base Rent and additional rent are sometimes referred to in this Lease collectively as "Rent".

                (2) Parking. Parking is on an unassigned basis, but the Landlord reserves the right to designate reserved parking areas from time to time on terms and conditions determined by Landlord.

            (C) PAYMENT TERMS: All Rent shall be paid without notice (except as otherwise specifically provided in this Lease) and without demand, setoff or deduction, in lawful money of the United States of America, at Landlord's Address or at such other place as Landlord may from time to time designate in writing.

         5. OPERATING EXPENSES.

         (A) TENANT'S OBLIGATION: Tenant shall pay to Landlord Tenant's Share of Operating Expenses as additional rent for each calendar year during the Term. "Tenant's Share of Operating Expenses" shall mean, with respect to any calendar year, Operating Expenses (as defined below) for such year, calculated on a per square foot basis, multiplied by the Premises Rentable Area. Operating Expenses shall be calculated on a per square foot basis by dividing total Operating Expenses by the Building Rentable Area.

         (B) "OPERATING EXPENSES" DEFINED: As used in this Lease, "Operating Expenses" shall mean any and all costs, charges, expenses and disbursements of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, operation, management, maintenance and repair of the Building and that portion of the Property surrounding or used in connection with the Building, computed on a cash basis (except as to taxes for which the accrual basis shall be used) and in accordance with the terms of this Lease, including, but not limited to, the cost or charges for the following items:

            (1) Heat, air conditioning, light, water, power, steam and fuel;

            (2) Waste disposal, janitorial services, security services (if any), and window cleaning;

            (3) Supplies, equipment and tools (or rental charges therefor if the same are rented), and service agreements on equipment;

            (4) Insurance (including, but not limited to the replacement cost of Building, rental value and all casualty and liability insurance);

            (5) Licenses, permits and inspections, and the cost of compliance with any fire safety or other government rule or regulation imposed upon Landlord with respect to the Building and that portion of the Property surrounding or used in connection with the Building;

            (6) Wages, salaries and employee benefits (including, without limitation, group life and health insurance and pension plan payments) and payroll taxes;

            (7) Accounting and legal expenses, management fees (provided that if Landlord itself manages the Building, the amount included for management fees shall not exceed the amount typically charged by independent management companies in the Denver area for buildings of comparable size and quality);

            (8) Depreciation on personal property provided by Landlord for use in or for the operation of the Building and that portion of the Property surrounding or used in connection with the Building, including, without limitation, window draperies and carpeting (if any) in public corridors and common areas;

            (9) Interior and exterior maintenance and repair of the Building and the Property and its structural components and roofing components, heating, air conditioning, parking, striping, curbs, speed bumps, landscaping, walkways, signage, outdoor seating areas, if any, plumbing, mechanical, electrical and other systems;

            (10) Costs of making any structural repairs, and costs of making any capital improvements, including replacements, to the Building, after the date any space in the Building was first occupied by any tenant, which are required to conform to changes after such date in all applicable laws ordinances and rules, regulations and orders of any governmental authority having jurisdiction over the Building or which are intended to reduce, stabilize or limit increases in Operating Expenses or to provide additional, increased or improved services or facilities to the tenants of the Building, which costs shall be amortized, with all interest (as paid by Landlord or if such costs are internally financed, with interest imputed at a rate of 3% more than the publicly announced prime rate of Wells Fargo Bank, N.A., adjusted monthly over the useful life of the foregoing repairs, improvements and replacements, as calculated pursuant to the Internal Revenue Code, as amended);

            (11) All general and special real estate taxes and assessments, including without limitation, assessments for improvements, special district or improvement district assessments, water taxes, sewer taxes, vault charges, gross rents taxes, gross receipt taxes and other taxes, charges, rates, levies and assessments of whatever nature levied, assessed or collected by any governmental or quasi-governmental authority (whether now existing or hereafter created) upon or with respect to the Property or Landlord's ownership or operation of it and all taxes or charges imposed in lieu of (or in lieu of any increases in) any such taxes and all of Landlord's expenses incurred in any effort to minimize such taxes, but excluding any inheritance, estate, franchise or net income tax imposed upon Landlord (unless the same is imposed in lieu of any taxes or charges described above).

         In no event shall Operating Expenses include leasing commissions, costs of painting or decorating any other tenant's space, interest expenses (except in connection with structural repairs or capital improvements as provided above), loan payments, costs of repairs paid directly by any tenant or by insurance (but such costs of applicable insurance coverage deductibles shall be included in Operating Expenses), costs of extraordinary services provided to specific tenants or depreciation on the Building itself.

         (C) ALLOCATION OF CERTAIN OPERATING EXPENSES: Landlord shall allocate in Landlord's sole and reasonable discretion, as described below, the costs associated with operation, maintenance, repair and replacement of those common areas of the Property which benefit or are available for use of all tenants of the Property or their guests, customers, invitees such as, but not limited to, walkways, parking areas, signs, exterior walls, roofs, windows, doors, pipes, conduits, or other facilities on the Property in or surrounding the Building and not included as part of a tenant's premises).

         (D) PAYMENT OF OPERATING EXPENSES: Landlord shall, prior to the beginning of each calendar year (or prior to the Commencement Date as to the first year of the Term) compute and furnish Tenant with a bona fide estimate of the Operating Expenses for such calendar year and Tenant's Share of Operating Expenses for such year. Such estimate shall not constitute any representation of assurance by Land lord of the actual amount of Operating Expenses for such year. Thereafter, Tenant shall pay to Landlord, on the first day of each month, together with payments of Base Rent, 1/12th of Landlord's estimate of Tenant's Share of Operating Expenses for that calendar year. Landlord shall, within 150 days after the end of each calendar year (or as soon thereafter as possible), provide Tenant a statement of the actual Operating Expenses for such year and a calculation of Tenant's share of Operating Expenses for such year, but Landlord's failure to provide such statement by any particular date shall not constitute a waiver by Landlord of its right to receive payment for Tenant's share of Operating Expenses for such year or for any succeeding year. If Tenant's share of Operating Expenses for such year is greater than the estimated amounts previously paid by Tenant for such year, Tenant shall pay to Landlord the full amount of such excess within 30 days after Landlord's rendering of the statement of such amount. If Tenant's Share of Operating Expenses for such year is less than the estimated amounts previously paid by Tenant for such year, Tenant shall receive a credit against the installment(s) of Base Rent next coming due in the full amount of the overpayment. If the Term commences after the beginning of or expires before the end of a calendar year, any amount payable by Tenant in respect of that calendar year under this Article 5 shall be adjusted proportionately on a daily basis, and the obligation to pay such amount shall survive the expiration or earlier termination of this Lease.

         (E) REVIEW OF LANDLORD'S RECORDS: If Tenant disputes Landlord's determination of Operating Expenses for any calendar year or the calculation of any amount due under this Article 5, Tenant shall give Landlord written notice of such dispute within 30 days after receipt of notice from Landlord of the matter giving rise to the dispute. If Tenant does not give Landlord such notice within such time, Tenant shall have waived its right to dispute the determination or calculation. In the event Tenant gives Landlord such notice within such time, Tenant shall have the right within 30 days after such notice to inspect Landlord's accounting records during normal business hours at Landlord's accounting office or another place acceptable to Landlord, and if after such inspection Tenant still disputes such determination or calculation, a certification as to the proper amount made by a nationally recognized, independent certified accounting firm selected by Landlord shall he final and conclusive. Tenant shall pay the cost of such certification unless such certification discloses an error which favors Landlord by more than 5% of the amount previously determined by Landlord. If such certification reveals that the amount previously determined by Landlord was incorrect, a correction shall be made and Landlord shall promptly return to Tenant any overpayment or Tenant shall promptly pay to Landlord any underpayment which was based on such incorrect amount. Notwithstanding the pendency of any such dispute, Tenant shall make payments based upon Landlord's determination or calculations until such determination or calculations have been established under this Lease to be incorrect.

         6. PERSONAL PROPERTY TAXES.

         Tenant shall pay before delinquency any and all taxes, assessments, license taxes, fees and other charges levied, assessed or imposed and which become payable during the Term upon Tenant's operations, occupancy or conduct of business at the Premises or upon Tenant's leasehold improvements, equipment, furniture, appliances, trade fixtures and any other personal property of any kind installed or located at the Premises. If the taxing authorities fail to render a separate tax bill with respect to any or all of such property, Landlord shall reasonably allocate to such property a portion of the taxes on the Building. Tenant shall pay such amount to Landlord promptly upon receipt of a written statement of such allocation.

         7. QUIET ENJOYMENT.

         Landlord covenants and agrees with Tenant that, conditioned upon Tenant's payment of the Rent under this Lease and observance and performance of all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises subject, nevertheless, to the terms, provisions and conditions set forth in
Article 31 and in other articles in this Lease and to any underlying leases, mortgages, deeds of trust and other matters of record against the Premises.

         8. SECURITY DEPOSIT.

         Tenant shall keep the Security Deposit on deposit with Landlord at all times as security for the payment by Tenant of the Rent and for the faithful performance of all the terms, conditions and covenants of this Lease. If at any time Tenant defaults in the performance of any provision of this Lease, Landlord may, but shall not be required to, use all or part of the Security Deposit in payment of any Rent in default, or any expense, damage or liability suffered by Landlord by reason of Tenant's default. In such event, within five days after written demand from Landlord, Tenant shall deposit with Landlord a sufficient amount in cash to restore the Security Deposit to its original amount. If Landlord's claims exceed the Security Deposit, Tenant shall remain liable for the balance of such claims. The Security Deposit shall not be considered an advance payment of Rent or a measure of Landlord's damages in case of default by Tenant. If Tenant shall fully perform every provision of this Lease, the Security Deposit, or any balance thereof remaining, shall be returned to Tenant within a reasonable time after the expiration of the Term and Tenant's surrender of the Premises to Landlord in accordance with the provisions of this Lease. Landlord shall have the right to commingle the Security Deposit with other funds of Landlord, and Tenant shall not be entitled to interest on the Security Deposit. Landlord shall deliver the Security Deposit to the purchaser of Landlord's interest in the Premises in the event such interest is sold, and thereupon Landlord shall be discharged from liability with respect to the Security Deposit. Tenant shall not assign or encumber or attempt to assign or encumber the Security Deposit except as part of a permitted assignment of this Lease.

         9. ACCEPTANCE OF PREMISES.

         Taking possession of the Premises by Tenant shall conclusively establish against Tenant that the Premises and the Building were in good and satisfactory order, condition and repair when possession was taken.

         10. TENANT IMPROVEMENT WORK.

         Tenant improvement work, to include Landlord's and Tenant's construction obligations, will, at Landlord's option be separately negotiated and enforced apart from this Lease through use of a work letter, or as a part of the Lease by way of an amendment.

         11. BUILDING SERVICES.

                  (A) UTILITIES AND SERVICES: So long as Tenant is not in default under this Lease, and subject to limitations and restrictions imposed by applicable laws and governmental and utility company regulations, Landlord shall furnish or cause to be furnished the following:

                      (1) Such heat and air conditioning to the Premises from 7:00 a.m. to 6:00 p.m. on Business Days (a "Business Day" for purposes of this Lease being any day except Saturday, Sunday or any day on which banks are required or authorized to close in Denver, Colorado) and 8:00 a.m. to 12:00 p.m. on Saturdays, excluding holidays, as may in the judgment of Landlord be reasonably required for the comfortable use and occupancy of the Premises for business office purposes;

                      (2) Routine janitorial services to the Premises five days per week (except on the day before holidays and holidays observed by the Building) but excluding carpet shampooing and hard surface floor waxing; and

                      (3) Electric current for lighting the Premises and common areas, provided that Tenant shall use such electric current as shall be supplied by Landlord only for lighting and customary office equipment appropriate for the size of the Premises. In case Tenant requires electric or any other kind of energy for machines, equipment or special requirements of Tenant deemed extraordinary by Landlord in its reasonable discretion, such energy shall, if available without capital investment, be furnished by Landlord, and the rental payable hereunder shall be increased by an amount equivalent to the sum paid by Landlord for such additional energy to the utility company supplying electric services for the Building. Unless a flat rate can be mutually agreed upon by the parties hereto, the additional rental shall be determined by measuring through metering equipment furnished and installed by Landlord, at Tenant's cost. In no event shall Tenant's use of electric current exceed the capacity of existing feeders to the Building or the risers or wiring installation, and Landlord may prohibit the use of any electrical equipment which, in Landlord's reasonable opinion, will overload such wiring or interfere with the use of that wiring by other tenants of the Building. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electrical energy furnished to the Premises by reason of any change, requirement, act, neglect or omission of the public utility serving the Building with electricity or for any other reason.

         (B) LIMITATION OF LANDLORD'S LIABILITY: Landlord shall not be liable to Tenant or any other person for direct or consequential damages or otherwise for any failure to supply heat, air conditioning, elevator, janitor, lighting or other service Landlord has agreed to supply during any period when Landlord uses reasonable diligence to supply such services. Landlord reserves the right to temporarily discontinue any or all of such services at such times as may be necessary by reason of accident or failure of supply to the Premises or any other part of the Building or Property or by reason of strikes, lock-outs, riots, acts of God, or any other happening beyond the reasonable control of Landlord. Landlord shall not be liable for injury to person or damage to property or for injury to business caused by any discontinuance in Building services, nor shall such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of Rent or operate to release Tenant from any of Tenant's obligations under this Lease.

            (C) TELECOMMUNICATIONS EQUIPMENT:

                      (1) Landlord's Consent. Tenant may install, maintain, replace, remove, use or modify communications or computer wires, cables and related devices (collectively the "Lines") located within the Buildings or within the Premises, only with Landlord's prior written consent, which consent shall not be unreasonably withheld. Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are, at any time, in violation of any Applicable Laws or present a dangerous or potentially dangerous condition (whether such Lines were installed by Tenant or any other party), within 3 days after written notice.

                      (2) Landlord's Rights. Landlord may (but shall not be obligated to): (a) install new Lines at the Buildings; (b) create additional space for Lines at the Buildings; and (c) reasonably direct, monitor and/or supervise the installation, maintenance, replacement and removal of, the allocation and periodic re-allocation of available space (if any) for, and the allocation of excess capacity (if any), on any Lines now or hereafter installed at the Buildings by Landlord, Tenant or any other party (but Landlord shall have no right to monitor or control the information transmitted through such Lines). Such rights shall not be in limitation of other rights that may be available to Landlord by Applicable Laws or otherwise. If Landlord exercises any such rights, Landlord may charge Tenant for the costs attributable to Tenant, or may include those costs and all other costs in Operating Expenses (including without limitation, costs for acquiring and installing Lines and risers to accommodate new Lines and spare Lines, any associated computerized system and software for maintaining records of Line connections, costs for actual work required to provide cable pair assignments and routine maintenance of the Lines, and the fees of any consulting engineers and other experts).

                      (3) New Provider Installations. In the event the Tenant wishes at any time to utilize the services of a telecommunications provider whose equipment is not then servicing the Buildings no such provider shall be permitted to install Lines or other equipment within the Buildings without first securing the prior written approval of the Landlord. The refusal of Landlord to grant its approval to any prospective provider shall not be deemed a default or breach by Landlord of its obligation under this Lease unless and until Landlord is adjudicated to have acted recklessly or maliciously with respect to Tenant's request for approval, and in that event, Tenant shall still have no right to terminate the Lease or claim an entitlement to rent abatement, but may assert a claim for any direct damages. The provisions of this paragraph may be enforced solely by Tenant and Landlord, are not for the benefit of any other party, and specifically but without limitation, no telephone or telecommunications provider shall be deemed a third party beneficiary of this Lease.

                      (4) Limitation of Liability and Indemnification. Tenant acknowledges and agrees that all telecommunications services desired by Tenant shall be ordered and utilized at the sole expense of Tenant. Unless otherwise agreed in writing, Landlord shall have no responsibility for the maintenance of Tenant's telecommunications equipment, including wiring, nor for any other infrastructure to which Tenant's telecommunications equipment may be connected. Tenant agrees that to the extent any such service is interrupted, curtailed, or discontinued, Landlord shall have no obligation or liability with respect thereto other than for actual out-of-pocket damages in an amount not to exceed the actual cost of repair of the telecommunications equipment incurred on account of the negligence or willful misconduct of Landlord, or its contractors, agents, or employees and shall not include any consequential damages or punitive damages, and it shall be the sole obligation

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



of Tenant at its expense to obtain substitute service.

                      (5) Electromagnetic Fields. If Tenant, at any time, uses any equipment that may create an electromagnetic field exceeding radiation limits for Class A and Class B computing devices as set forth in the FCC Regulations Part 15, Landlord reserves the right to require Tenant to take any and all steps necessary up to and including removal of any and all equipment causing the excess emissions, to reduce radiation to within said limits.

         12. MAINTENANCE AND REPAIRS.

            (A) LANDLORD'S OBLIGATION: Subject to the provisions of Article 5 above Landlord shall maintain in good order and condition the shell and core of the Building and the Building's central heating, air conditioning, plumbing, mechanical, electrical, roofing and other systems and all other portions of the Building not the obligation of Tenant or any other tenant. The cost of any maintenance, repairs, replacements or restorations performed on behalf of or necessitated by the act or neglect of Tenant, its agents, employees, licensees, invitees or contractors or by any of Tenant's leasehold improvements or by any modification made to or special equipment connected to the Building's central systems by or for Tenant or otherwise attributable to Tenant, together with l5% of such costs for overhead, shall be paid by Tenant to Landlord promptly upon billing.

            (B) LIMITATION OF LANDLORD'S LIABILITY: Except as provided in
Article 12(D) or Article 17 below, Tenant shall not be entitled to any allowance, abatement, compensation or damage from Landlord for diminution of rental value or for loss or interruption of business arising from Landlord's, Tenant's or others' making any repairs, restorations, replacements, alterations, additions or improvements in or to any portion of the Building or the Property or in or to fixtures, appurtenances or equipment thereof.

            (C) TENANT'S OBLIGATION: Tenant, at its own expense, shall maintain the Premises in good order and condition including, without limitation, the interior surfaces of the ceilings, walls and floors, all wall, floor and window coverings, all doors and all partitions. Tenant shall also provide for all maintenance, repairs, replacements and restorations (whether ordinary or extraordinary, except those janitorial services furnished by Landlord pursuant to Article 11 above) as and when necessary to maintain the Premises in good order and condition, which maintenance shall include painting, repainting and cleaning and replacement of wall, floor and window coverings. If Tenant fails to perform such obligations, Landlord may, at its option, do so, and Tenant shall pay Landlord, promptly upon billing, for all costs incurred plus 15% thereof for overhead.

            (D) ABATEMENT OF RENT: In the event that the need for repairs or the making of repairs (or both) which Landlord is obligated to effect renders a material portion of the Premises totally unusable and such portion is actually unused by Tenant for more than five consecutive Business Days, then and in that event Tenant shall be entitled to an abatement of Rent commencing retroactively with the sixth consecutive Business Day that the same are unusable and unused; provided, however that Tenant shall not be entitled to a pro-rated abatement of Rent under the foregoing as follows:

                      (1) The premises are unusable directly or indirectly by any act or omission of Tenant or any of Tenant's servants, employees, agents, contractors, visitors or licensees;

                      (2) Where Tenant makes or requests a decoration, alteration, improvement or addition which directly or indirectly causes such unusability;

                      (3) Where the repair in question is one which Tenant is obligated to furnish or pay for under the provisions of this Lease;

                      (4) During any period while Landlord is diligently pursuing the repair work; or

                      (5) The work was ordered or required by any applicable governmental authority.

         13. ALTERATIONS BY TENANT.

         Tenant shall not make any alterations or improvements in or to the Premises without Landlord's prior written consent, which shall not be unreasonably withheld. Tenant understands and agrees that Landlord's consent will be conditioned upon, among other things, Landlord's approval of plans, specifications, contractors, insurance and hours of construction and Landlord's receipt of adequate security (such as a payment and performance bond, cash escrow or letter of credit) satisfactory to Landlord to assure completion of the work and payment of all costs of the work. In the event Landlord consents to Tenant's making any alterations or improvements, the same shall be made by Tenant at Tenant's sole cost and expense, in a good and workmanlike manner, and without interference with the operations of other tenants in the Building. All alterations and improvements made to the Premises, including, without limitation, all paneling, partitions and the like, unless otherwise agreed at the time Landlord's consent is obtained or unless Landlord requests removal thereof at any time on or before the termination or earlier expiration of this Lease, shall become the property of Landlord and shall remain upon and be surrendered as part of the Premises at the end of the Term.

         14. MECHANIC'S LIENS.

         Tenant shall pay or cause to be paid all costs and charges for work done or caused to be done by it in or to the Premises and for all materials furnished for or in connection with such work. Tenant acknowledges that pursuant to Colorado law, Landlord shall have the right to post the Premises with notice of nonliability for any lien arising from work performed or materials furnished at the direction of Tenant and Tenant agrees to so notify Tenant's subcontractors and suppliers and to assure that the notice remains posted in a conspicuous place during the entire time in which the work is being performed or material furnished, and to notify Landlord immediately of any removal, damage or obstruction to the posted notice. Tenant hereby indemnifies and agrees to hold Landlord, the Premises and the Building free, clear and harmless of and from all mechanic's liens and claims of liens and all other liabilities, liens, claims, demands on account of such work. If any such lien shall at any time be filed against the Premises, or any other part of the Property, Tenant shall cause such lien to be discharged of record within 10 days after the filing of such lien, whether by payment, posting of a statutory surety bond with the appropriate court, or otherwise. If Tenant shall fail to pay any charge for which a mechanic's lien has been filed and such lien shall not have been discharged of record as described above, Landlord may, at its option, pay such charge and related costs and interest, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due from Tenant to Landlord. Nothing contained in this Lease shall be deemed the consent or agreement of Landlord to subject Landlord's interest in the Building or the Property to liability under any mechanic's or other lien law. On the contrary (and notice is hereby given) the right and power to charge any such lien or encumbrance of any kind against Landlord or its estate is hereby expressly denied. At least 15 days prior to the commencement of any work (including but not limited to, any maintenance, re pairs, alterations, additions, improvements or installations) in or to the Premises by or for Tenant, Tenant shall give Landlord written notice of the proposed work and the names and addressees of the persons supplying labor and materials for the proposed work.

         15. ACCESS TO PREMISES.

         Tenant covenants and agrees to permit Landlord at any reasonable time to enter the Premises to examine and inspect same; to exhibit same to prospective purchasers or tenants; or, if

Landlord so elects, to perform any obligations of Tenant under this Lease which Tenant has failed to perform or to perform such alterations, maintenance and repairs as Landlord is obligated to perform under this Lease or as Landlord may deem necessary or proper for the safety, improvement or preservation of the Premises, the Building or the Property, or as may be required by governmental authorities through any code, rule, regulation, ordinance or law. Any such reentry shall not constitute an eviction or entitle Tenant to abatement of Rent.

         16. SUBLETTING AND ASSIGNMENT.

         Tenant shall not sublet any part of the Premises or assign this Lease or any interest in it without the prior written consent of Landlord first being obtained. Such consent shall not be unreasonably withheld, conditioned or delayed, on the terms and conditions outlined below. A merger, consolidation, transfer of substantially all of the assets or a transfer of a substantial amount (50% or more) of the stock of Tenant or a transfer of a substantial partnership interest of Tenant shall constitute an assignment of this Lease for the purposes of this Article. Consent by Landlord to any one assignment or subletting shall not be construed to relieve Tenant from obtaining the prior written consent of Landlord to any further assignment or subletting, nor shall it waive Landlord's right to refuse to consent to any other such request. Such assignment or subletting, or the consent of Landlord to it, shall not relieve Tenant of its primary obligations to Landlord under this Lease.

         If Tenant requests Landlord's consent to an assignment of this Lease or subletting of all or any portion of the Premises, Tenant shall submit to Landlord in writing the name of the proposed assignee or subtenant, the terms and conditions of the assignment or subletting and the nature and character of the business of the proposed assignee or subtenant. Landlord shall have the option, to be exercised within 30 Business Days from submission of Tenant's written request, to cancel this Lease as of the commencement date proposed for the sublease or assignment or to require Tenant to execute the assignment or sublease to Landlord on the same terms and conditions in Landlord's own name as assignee or subtenant with a right to assign or sublease to others. If Landlord elects to cancel this Lease as stated, then this Lease and all Tenant's rights to the possession or occupancy of the Premises under this Lease or otherwise shall terminate as if the cancellation date were the original Expiration Date of this Lease. If Landlord shall not exercise its option within the time set forth above, its consent to the proposed assignment or subletting shall not be unreasonably withheld, on the following conditions:

         (A) Tenant is not then in default under any of the terms, covenants, conditions, provisions or agreements of this Lease;

         (B) Tenant does not assign this Lease or sublet the Premises to more than one assignee or subtenant, as applicable;

         (C) The term of any such assignment or sublease is not less than two years, unless the unexpired term of this Lease is two years or less, in which event the term of the assignment shall be for the unexpired term of this Lease, or in the case of a sublease, the term of this Lease less one day;

         (D) Neither such assignment or sublease nor Landlord's consent thereto shall release or discharge Tenant of or from any liability, whether past, present or future, under this Lease;

         (E) Tenant shall continue fully liable under this Lease without notice being required from Landlord of default under or in respect of any of the terms, covenants, conditions, provisions or agreements of this Lease;

         (F) The assignee or sublessee, as applicable, shall (i) agree to perform faithfully and be bound by all of the terms, conditions, covenants, provisions and agreements of this Lease for the period covered by the assignment or sublease, (ii) demonstrate financial standing and business experience reasonably acceptable to the Landlord, (iii), agree to not use the Premises in a manner that would conflict with the interest (such as exclusive use rights) or operations of other tenants in the Building and (iv) agree to any supplemental covenants as are reasonably necessary as a result of any new use;

         (G) Tenant will pay a reasonable service fee to Landlord in the amount of the aggregate of all of Landlord consultant fee for review, at the time the sublease or assignment is submitted to Landlord for approval;

         (H) Tenant shall pay to Landlord as additional rent under this Lease seventy-five percent (75%) of the amount of any rent in excess of Basic Rent thereunder or other consideration paid for the Premises pursuant to the assignment or sublease; and

         (I) Any assignment or sublease shall not cause the occupancy of the space to exceed the maximum established allowable occupancy of the Premises as established by the City of Westminster.

         17. FIRE OR OTHER CASUALTY.

         (A) INSURED CASUALTY: In the event the Premises or the Building is totally or partially damaged by fire or other perils covered by fire and extended coverage insurance, rendering the Premises totally or partially untenantable, Landlord agrees to promptly restore the Premises or the Building to substantially the same condition as that immediately before the destruction, and this Lease shall remain in full force and effect, except that, subject to the provisions of Article 17 (C) below, Tenant shall be entitled to a proportionate reduction of the Base Rent from the date of damage and while repairs are being made, such proportionate reduction to be based upon the extent to which the damage and making of such repairs shall reasonably interfere with the business carried on by Tenant in the Premises.

         Notwithstanding the foregoing provisions, if the cost of restoration exceeds the amount of proceeds received from insurance, Landlord may elect to terminate this Lease by giving notice to Tenant within 15 days after determining that the restoration cost will exceed insurance proceeds. In the case of destruction of the Premises only, if Landlord elects to terminate this Lease, then within 15 days after receiving Landlord's notice to terminate, Tenant may elect to pay Landlord, at the time Tenant notifies Landlord of its election, the difference between the amount of insurance proceeds and the cost of restoration, and Landlord shall proceed to restore the Premises. If Landlord elects to terminate this Lease and Tenant does not elect to contribute toward the cost of restoration, this Lease shall terminate.

         (B) UNINSURED CASUALTY: In the event the Premises or the Building is totally or partially damaged as a result of any cause other than perils covered by fire and extended coverage insurance, then Landlord shall restore the Premises or the Building to substantially the same condition as that immediately before the destruction, provided the extent of the destruction is less than 10% of the then full replacement cost of the Premises, and provided further that the extent of the destruction to the remainder of the Building is less than 10% of the then full replacement cost of the Building. In the event the destruction of the Premises or of the Building is to an extent of 10% or more of the full replacement cost, then Landlord shall have the option to either (i) repair or restore such damage, in which case this Lease shall continue in full force and effect, but the Base Rent shall be proportionately reduced as explained in
Article 17(A) above (except as provided in Article 17 (C) below) or (ii) give notice to Tenant at any time within 60 days after such damage, terminating this Lease as of the date specified in the notice, which date shall be no less than 30 days after the giving of the notice. In the event Landlord gives such notice, this Lease shall expire and all interest of Tenant in the Premises shall terminate on the date so specified, and the Base Rent, reduced (except as provided in Article 17(C) below) by a proportionate amount based upon the extent, if any, to which such damage interfered with the business carried on by Tenant in the Premises, shall be paid up to date of said termination.

         In the case of destruction to the Premises only, if Landlord elects to terminate this Lease, then within 15 days after receiving Landlord's notice to terminate, Tenant may elect to pay to Landlord, at the time Tenant notifies Landlord of its election, the difference between 10% of the then full replacement cost of the Premises and the actual cost of restoration, in which case Landlord shall restore the Premises. If Landlord elects to terminate this Lease and Tenant does not elect to contribute toward the cost of restoration, this Lease shall terminate.

         (C) DAMAGE DUE TO TENANT'S DEFAULT: If casualty damage to the Premises or to the Building is due in whole or in part to the fault or neglect of Tenant or its employees agents, contractors, licensees or invitees, there shall be no abatement of Base Rent.

         (D) TENANT'S PERSONAL PROPERTY: Landlord shall not be required to repair any injury or damage by fire or other cause or to make any repairs or replacements of any leasehold improvements, fixtures or other personal property of Tenant.

         18. EMINENT DOMAIN.

         If so much of the Premises or the Building as shall render the Premises untenantable shall be taken by right of eminent domain or by condemnation or shall be conveyed in lieu of any such taking, then this Lease shall cease and terminate, and the Rent shall be properly apportioned to the date of such taking. If more than one-third of the Building Rentable Area shall be so taken or if so much of the Building or so much of the parking area used in connection with the Building or other common areas of the Building shall be so taken that, in Landlord's judgment, the continued operation of the Building shall no longer be economically feasible or substantial alteration or reconstruction of the Building or the Property shall be necessary as a result of such taking, then, in any event (regardless of whether the Premises have been affected), Landlord may, by notice to Tenant given on or before the day of surrendering possession to the condemning authority, terminate this Lease, and all Rent paid for any period beyond such date shall be repaid, without interest, to Tenant. All compensation awarded for any taking whether for the whole or part of the Premises or the Building or otherwise, shall be the property of Landlord, whether such damages shall be awarded as compensation for diminution in the value of the leasehold or of the fee of the Building or the Premises or otherwise, and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all of such compensation.

         19. INSURANCE.

         (A) TENANT'S OBLIGATION: During the Term, Tenant shall carry, at Tenant's expense, with insurance companies and on forms satisfactory to Landlord, the following insurance coverage:

            (1) Comprehensive general liability insurance with a combined single limit for bodily injury and property damage of not less than $1,000,000, including contractual liability insurance covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in this Lease;

            (2) "All-Risk" insurance (including sprinkler leakage) covering all leasehold improvements, equipment, fixtures, appliances, furniture, furnishings and personal property from time to time installed or placed in the Premises by or for Tenant, in an amount not less than the full re placement cost without deduction for depreciation;

            (3) Business interruption insurance in any amount as will properly reimburse Tenant for losses attributable to Tenant's inability to use the Premises; and

            (4) Such other coverage, including without limitation, workers' compensation insurance during any period of construction work affecting the Premises (as permitted under this Lease) as may be required by Landlord in its reasonable discretion, or as may be required by law.

         Any casualty policy proceeds shall be used for the repair or replacement of the property damaged or destroyed unless this Lease is terminated pursuant to Article 17 above. All such insurance (except under clause (3) above) shall name Landlord as a named insured and such others as Landlord specifies from time to time as additional insureds as their interests may appear. Certificates of insurance evidencing all insurance required by this Lease or at Landlord's request, certified copies of the policies, shall be delivered to Landlord prior to Tenant's occupancy of the Premises and thereafter certificates evidencing renewal of coverage shall be delivered at least 30 days prior to the expiration of such policy. Such insurance shall provide that Landlord and any other named or additional insured, although listed as an insured, shall nevertheless be entitled to recover under such policies for any loss occasioned to such named or additional insured or its agents or employees, notwithstanding the acts or omissions of Tenant. All such policies shall provide that they may not be terminated or amended except after 30 days written notice to Landlord and all other named or additional insureds. All such insurance shall he written as primary policies not contributing with and not in excess of coverage that Landlord may carry.

         (B) WAIVER OF SUBROGATION: Landlord and Tenant each hereby waive any and all rights to recover against the other, its agents, employees and representatives for any loss or damage to the property of such waiving party arising from any cause or type of peril covered by any insurance required to be carried by such party pursuant to this Article 19 or any other insurance actually carried by such party. Landlord and Tenant shall cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all policies of insurance carried in connection with the Building, the Premises or the contents thereof, or the Property. Tenant agrees to cause all occupants of the Premises claiming under or through Tenant to execute and deliver to Landlord a waiver of claims as stated above and to obtain waiver of subrogation rights endorsements as stated above.

         20. LIMITATION ON LANDLORD'S LIABILITY.

         Tenant covenants and agrees to neither hold nor attempt to hold Landlord or its officers, trustees, agents and employees liable for any injury or damage, either proximate or remote, occurring through or caused by any repairs, alterations, injury or accidents in or to the Premises, to adjacent premises or other parts of the Building, whether by reason of the negligence or default of another tenant or any other person or otherwise, except to the extent caused by the gross negligence or willful misconduct of Landlord, nor liable for any injury or damage occasioned by gas, smoke, rain, snow, wind, ice, hail, water however occasioned, lightning, earthquake, war, civil disorder, strike, defective electric wiring or the breaking or stoppage of the plumbing or sewerage upon or in the Premises, the Building, the Property, or adjacent property, whether the breaking or stoppage results from freezing or otherwise. All property stored or kept in the Premises shall be at the sole risk of Tenant.

         21. INDEMNITY.

         Tenant covenants and agrees to defend, indemnify and save Landlord harmless from all injury loss, damage and liability (including attorneys' fees and disbursements) for personal injury or property damage arising from or in connection with the use or occupancy of the Premises.

         22. SURRENDER OF PREMISES.

         Upon the Expiration Date or other termination of the Term, Tenant shall promptly quit and surrender to Landlord the Premises broom clean, in good order and condition, ordinary wear and tear and loss by fire or other casualty excepted (unless caused by Tenant, its agents, servants, employees or invitees).

         23. LANDLORD'S LIEN AND UNIFORM COMMERCIAL CODE.

         As additional security for Tenant's payment of Rent, any damages, and all other payments required under this Lease, Tenant hereby grants Landlord a lien upon any and all furniture, fixtures and equipment belonging to Tenant and used at, in or upon the Premises, whether acquired by Tenant before or after execution of this Lease. Upon failure of Tenant to pay any part of such Rent or other liability and after due notice as provided in Article 35(C) below, Landlord may, in addition to any other remedies provided in this Lease or by law, enter upon the Premises, by force if necessary, and take possession of all or part of the items listed above and without liability for trespass or conversion, after giving Tenant commercially reasonable notice, (Tenant agrees that 15 days is commercially reasonable notice) Landlord may sell all or part of such items at public or private sale in one or successive sales to the highest bidder for cash. Landlord may be the purchaser at any such sale. The proceeds of any such sale shall be applied by Landlord toward the cost of the sale and then toward the payment of all sums then due by Tenant to Landlord under the terms of this Lease. Any surplus shall be paid to Tenant or as otherwise required by law, or alternatively, Tenant shall immediately pay any deficiency to Landlord. This Lease is intended as and constitutes a security agreement within the meaning of the Uniform Commercial Code of Colorado, and Landlord, in addition to the rights prescribed in this Lease, shall have all the rights, titles, liens and interests in and to Tenant's property now or hereafter located upon the Premises which are granted a secured party, as that term is defined under the Uniform Commercial Code, to secure the payment to Landlord of the various amounts provided in this Lease. Upon the execution of this Lease or upon later request by Landlord, Tenant agrees to execute and deliver to Landlord a document in form sufficient to perfect the security interest of Landlord in such property and proceeds under the provisions of the Uniform Commercial Code.

         24. REMOVAL OF TENANT'S PROPERTY.

         Subject to the provisions of Article 23 above, Tenant agrees that immediately upon termination of this Lease or repossession of the Premises by Landlord without termination, whichever first occurs, by way of default or otherwise, Tenant shall remove from the Premises all personal property owned by Tenant. Any and all such property of Tenant not removed shall irrevocably become the sole property of Landlord. Tenant waives all rights to notice and all common law and statutory claims and causes of action which it may have against Landlord subsequent to termination of this Lease or Tenant's right to possession, and Landlord shall have the right, at its option, to remove the property in any manner that it shall choose, without liability to Tenant for destruction, damage, loss of use and ownership of the personal property, and Tenant agrees to pay Landlord on demand any and all expenses incurred in removal, including court costs and attorneys' fees and storage charges. Alternatively, Landlord may sell any such property at public or private sale for such prices as Landlord may obtain, and apply the proceeds of such sale to any amounts due from Tenant under this Lease and to the expense incident to the removal and sale of the property, rendering the surplus, if any, to Tenant. Tenant acknowledges Landlord's need to relet the Premises upon termination of this Lease or repossession of the Premises and agrees that the forfeitures and waivers provided in this Lease are necessary to aid that reletting.

         25. PAYMENT AFTER TERMINATION.

         No payment of money by Tenant to Landlord after the termination of this Lease in any manner, or after giving of any notice (other than a demand for payment of money) by Landlord to Tenant, shall reinstate, continue or extend the Term or affect any notice given to Tenant prior to the payment of such money, it being agreed that after the service of notice or the commencement of suit or other final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums of Rent due or otherwise exercise its rights and remedies hereunder. The payment of such sums of money shall not waive said notice or in any manner affect any pending suit or judgment previously obtained.

         26. HOLDOVER.

         If Tenant or anyone claiming under Tenant shall remain or continue to be in possession of all or any part of the Premises after the end of the Term without the express consent of Landlord, Tenant shall be deemed to be illegally retaining possession and shall pay Landlord monthly for the entire holdover period, as liquidated damages for loss or use of the Premises, an amount equal to 200% of the monthly Rent (including Base Rent and Operating Expenses charges payable pursuant to Article 5 above), payable immediately prior to the end of the Term. No such holding over and no acceptance by Landlord of payments as provided in this Article shall be construed to extend this Lease or to constitute Tenant a tenant of the Premises on any basis whatever. In the event of any unauthorized holding over, Tenant shall also indemnify Landlord against all claims for damages by any person to whom Landlord may have leased all or any part of the Premises effective after the termination of this Lease. Any holding over with the express written consent of Landlord shall thereafter institute this Lease a lease from month to month on all of the terms and conditions of this Lease reasonably applicable to a month-to-month tenancy, except that, unless otherwise agreed in writing by Landlord and Tenant, the monthly Rent for the Premises shall be an amount equal to 150% of the monthly Rent (including Base Rent and Operating Expenses charges payable pursuant to Article 5 above), payable immediately prior to (i) the end of the Term or (ii) the end of the Renewal Term if the Tenant exercises its renewal option as provided in paragraph 1 of the Addendum to this Lease.

         27. TENANT DEFAULT.

         The following events shall be deemed to be events of default by Tenant under this Lease:

         (A) Tenant's failure to pay any installment or other payment of Rent hereby reserved, which failure continues for a period of ten days.

         (B) Tenant's failure to comply with any term, provision or covenant of this Lease, other than the payment of Rent, where such failure continues for 10 days after written notice to Tenant; provided, however, that if the nature of Tenant's default is such that more than 10 days are required to complete the performance then Tenant shall not be deemed to be in default if Tenant commences performance within such 10-day period and continues diligently to complete that performance.

         (C) Tenant's becoming insolvent or making a transfer in fraud of creditors or an assignment for the benefit of creditors, or Tenant's admission in writing of its inability to pay its debts as they mature.

         (D) Tenant's filing of a petition in bankruptcy or insolvency or for reorganization or arrangement under any section or chapter of any bankruptcy law of the United States or

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

any state or the filing of a petition against Tenant in such proceedings.

         (E) The appointment of a receiver or trustee for all or substantially all of the assets of Tenant.

         (F) Tenant's supplying of false or misleading information to Landlord or its agents or representatives in the form of personal or business data so as to obtain Landlord's consent to lease or other unfair preference.

         (G) Tenant's failure to take occupancy of any substantial part of the Premises, or Tenant's deserting or vacating of any substantial portion of the Premises.

         28. REMEDIES FOR TENANT'S DEFAULT.

         (A) REMEDIES: Upon the occurrence of any default by Tenant, Landlord shall have, in addition to any other remedies provided by law, the option to pursue one or more of the following remedies:

            (1) TERMINATION. Landlord may terminate this Lease by written notice to Tenant, which termination shall be effective on the date of giving notice or on any later date as specified in the notice. Upon such specified date, Tenant's right to possession of the Premises shall cease, and this Lease shall be terminated, except as to Tenant's liability for damages suffered by Landlord, as if the expiration of the Term fixed in the notice were the end of the Term as originally contemplated under this Lease.

            (2) RE-ENTRY WITHOUT TERMINATION. Instead of immediately terminating this Lease, Landlord may re-enter and take possession of all or any part of the Premises and, without terminating this Lease, relet all or any part of the Premises from time to time in Landlord's name or in Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions and other terms (which may include concessions of free rent and alteration and repair of the Premises) and to such tenant (which tenant must satisfy, without limitation, Landlord's credit requirements) as Landlord, in its sole discretion, may determine. Landlord shall not be responsible or liable for any failure to relet all or any part of the Premises (including, without limitation, as a result of Landlord first leasing other space owned by Landlord), or for failure to collect any rent due upon such reletting. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election by Landlord to terminate this Lease unless Landlord gives written notice of such election to Tenant. Landlord reserves the right following any such re-entry or reletting to exercise its right to terminate this Lease by giving Tenant written notice to that effect, a provided in Article 28(A)(1) immediately above.

            (3) OTHER REMEDIES. Landlord may exercise any other right and remedy provided in this Lease or existing now or subsequently at law or in equity or by statute or otherwise, including, if applicable, and without limitation, the remedies set forth in Article 28(E) below.

         (B) DAMAGES: No default by Tenant shall relieve Tenant of its obligation to pay Rent, including Base Rent and any other charges due, regardless of whether this Lease shall be terminated, or whether the Premises shall be relet. Tenant shall remain liable to Landlord for damages in an amount equal to (i) the Rent and any other sums which, in the case of no termination, Tenant is obligated to pay over the Term, or which, in the case of a termination, Tenant would have owed under this Lease for the balance of the Term had this Lease not been terminated, less (ii) the net proceeds, if any, of any reletting of all or any part of the Premises by Landlord subsequent to such termination or retaking of possession, after deducting all of Landlord's expense in connection with such repossession and reletting, including, without limitation, all legal expenses, attorney' fees, brokerage commissions, advertising expenses, costs of any repairs, and costs of preparing the Premises for a new tenant. If, in connection with any reletting following termination, the new lease term extends beyond the Term, or if in any circumstances of reletting the premises occupied by a new tenant include other space not part of the Premises, a fair apportionment of the rent received from such reletting and the related expenses incurred will be made in determining the net proceeds of the reletting. Any rent concessions granted to the new tenant will be apportioned over the term of the tenant's occupancy.

         (C) PAYMENT OF DAMAGES: Landlord shall be entitled to collect damages for loss of Rent from Tenant monthly on the days on which the Rent is payable (in the event this Lease is not terminated) or on the days such sums would have been payable (in the event this Lease is terminated). At any time after the termination of this Lease, in lieu of collecting any deficiencies owed to Landlord, Landlord shall be entitled to recover from Tenant, and Tenant shall pay on demand, as damages for loss of Rent (and in addition to any other damages to which Landlord may be entitled, including, without limitation, legal expenses, attorneys' fees, brokerage commissions, advertising expenses, costs of repairs, and costs of preparing the Premises for a new tenant) and not as a penalty, an aggregate sum which, at the time of such termination of this Lease represents the amounts, if any, by which the aggregate of Rent and all other sums payable by Tenant under this Lease which would have accrued for the balance of the Term exceeds the aggregate rental value of the Premises (such rental value to be computed on the basis of a tenant's paying not only Base Rent, but also such other charges as are required to be paid by a tenant under the terms of this Lease) discounted to present worth at the rate of 5% per annum minus the sum of any monthly deficiencies previously recovered from Tenant following termination.

         (D) TENANT'S FAILURE TO DELIVER PREMISES: If Tenant fails to deliver the Premises following default as required under this Article above, Landlord shall have the right, but not the obligation, without notice, to enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, by unlawful detainer or other summary proceedings, or otherwise, and to remove the property of Tenant or any other occupants of the Premises, without being liable for prosecution or any claim for damages therefor and relet the Premises and receive the rent therefor. At Landlord's option, the property may be stored or otherwise dealt with as provided in Article 23 above or as such laws then provide or permit, all at the expense of and risk of and for the account of Tenant.

         (E) REMEDIES FOR TENANT'S INSOLVENCY OR BANKRUPTCY: In the event of the occurrence of any of the events specified in Articles 27(C), (D) or (E) above, if Landlord shall not choose to exercise, or by law shall not be able to exercise, its rights under this Lease to terminate this Lease upon the occurrence of such events, then, in addition to any other rights of Landlord existing under this Lease or by law, the following provisions shall apply:

            (1) Landlord shall not be obligated to provide Tenant with any services otherwise required under this Lease unless Landlord has received compensation in advance for such services, and the parties hereby agree that Landlord's estimate with respect to such services shall control.

            (2) Neither Tenant, as debtor in possession, nor any trustee or other person shall be entitled to assume this Lease unless, on or before the date of such assumption, the assuming party does the following:

                      (a) cures, or provides adequate assurance that the assuming party will promptly cure, any existing default under this Lease,

                      (b) compensates, or provides adequate assurance that the assuming party will promptly compensate, Landlord for any pecuniary loss, including, without limitation, attorneys' fees and disbursements resulting from such default, and

                      (c) provides adequate assurance of future performance under this Lease.

         Landlord and Tenant agree that, for such purposes, any cure or compensation shall be effected by the immediate payment of any monetary default or any required compensation, or the immediate correction or bonding of any non-monetary default; any "adequate assurance" of such cure or compensation shall be effected by the establishment of an escrow fund for the amount at issue or by bonding; and "adequate assurance" of future performance shall be effected by the establishment of an escrow fund for the amount at issue or by bonding. Landlord and Tenant further agree that the foregoing provision is a material part of the consideration for this Lease.

         (F) REMEDIES CUMULATIVE; NO WAIVER: Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided by this Lease or at law, or in equity or by statute or otherwise, at the same time or at a later date. Further, pursuit of any remedy under this Lease shall not constitute a forfeiture or waiver of any Rent due to Landlord or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants of the Lease. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants of this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants. Forbearance by Landlord to enforce one or more of the remedies provided in this Lease upon an event of default shall not be deemed or construed to constitute a waiver of such default.

         (G) RESERVATIONS OF RIGHTS REGARDING DAMAGES:

            (1) TIMING OF LEGAL ACTION. Landlord may bring one or more lawsuits for the recovery of the amounts and damages set forth above from time to time, at Landlord's election, and no provision of this Lease shall be construed to require Landlord to await the date that the Term would have expired had there been no default by Tenant.

            (2) REGARDING BANKRUPTCY. No provision in this Lease shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy insolvency, receivership, reorganization or dissolution proceeding an amount equal to the maximum allowed by any statute or rule of law governing such proceeding and in effect at the time when such damages are to be proved, whether the amount is greater than, equal to or less than the amounts recoverable, either as damages or Rent, under any of the terms of this Article 28.

         (H) PERFORMANCE FOR TENANT: In the event Tenant defaults in the performance of any of its obligations under this Lease, Landlord may immediately or at any time thereafter perform the same for the account of Tenant. If Landlord is compelled or elects to pay any sum of money or do any act which will require the payment of any sum of money (including, without limitation, attorneys' fees) by reason of Tenant's failure to comply with the terms of this Lease, the sums paid by Landlord shall be reimbursed by Tenant immediately upon demand, with interest at an annual rate of 3% in excess of the publicly announced prime rate of interest of Wells Fargo Bank, N.A., adjusted monthly, accruing from the date of demand until the date paid. The rights reserved by Landlord under this Article 28(H) shall apply generally with regard to all obligations and covenants of Tenant under this Lease and shall not impair or otherwise affect the rights specifically reserved by Landlord in this Lease to perform for the account of Tenant and to charge Tenant specific fees for such performance.

         (I) STATUTORY NOTICE; NO TERMINATION: Tenant acknowledges and agrees that should it become necessary for Landlord to serve a statutory notice demanding payment of Rent or possession of the Premises, such demand, when unpaid, shall not automatically terminate Tenant's obligations to pay future Rent and other charges becoming due, and this Lease shall continue in full force and effect, unless Landlord expressly terminates this Lease by written notice to Tenant.

         29. DEFAULT BY LANDLORD.

         Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than 30 days after written notice by Tenant to Landlord, and to such other person or place as Landlord may from time to time designate in a notice to Tenant, specifying how Landlord has failed to perform such obligation. However, if the nature of Landlord's obligation is such that more than 30 days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default, and Tenant's remedies shall be limited to damages and/or an injunction.

         30. RULES AND REGULATIONS.

         Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate and/or modify. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant.
 Landlord shall not be responsible to Tenant for the nonperformance of the rules and regulations by any other tenant or occupants of the Building. A set of the current rules and regulations is attached as Exhibit B.

         31. SUBORDINATION AND ATTORNMENT.

         At the option of Landlord, this Lease, including the covenant of quiet enjoyment, may be made subject and subordinate to all ground and underlying leases, all mortgages, deeds of trust or other encumbrances affecting all or any portion of the Property or the Building and any and all conditions, renewals, extensions, modifications, consolidations and replacements of any or all of the foregoing now or hereafter affecting such leases, mortgages, deeds of trust or other encumbrances (except to the extent any such instrument shall expressly provide that this Lease is superior to it). Tenant shall execute and deliver promptly following demand by Landlord any certificate or other assurance subordinating this Lease to such ground lease, mortgage, deed of trust or other encumbrance, as requested by Landlord. Tenant hereby irrevocably appoints Landlord, its successors and assigns as Tenant's attorney-in-fact to execute and deliver such certificates and other assurances for and on behalf of Tenant, if Tenant fails to do so as provided above. In the event any proceedings are brought for default under any ground or underlying lease or for the foreclosure of any mortgage, deed of trust or other encumbrance to which this Lease is subject and subordinate, Tenant shall, upon request of the party succeeding to the interest of Landlord as a result of such proceedings, automatically attorn to and become the Tenant of such successor in interest without change in the terms of this Lease. Tenant shall on request by and without cost to Landlord or such successor in interest, execute and deliver any instruments confirming such attornment.

         32. ESTOPPEL CERTIFICATES.

         Tenant agrees that, at any time during the Term of this Lease, upon not less than five days' prior written notice from Landlord, Tenant shall execute and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the date to which the Rent and other charges are paid in advance, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord under this Lease (or specifying such defaults if they are claimed). Any such statements may be conclusively relied upon by any prospective Purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive and bind Tenant to the effect that (i) this Lease is in full force and effect, without modification, except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance; and
(iii) not more than one month's Rent has been paid in advance.

         33. ALTERNATIVE SPACE.
             (Intentionally Deleted)

         34. LATE CHARGE.

         Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed upon Landlord by the terms of any ground lease, mortgage or deed of trust covering the Premises. Therefore, in the event that Tenant shall fail to pay any installment or other payment of Rent after such amount is due, Tenant shall, upon being billed, pay to Landlord as additional rent a late charge equal to 10% of each such installment or other sum due or $250.00 per month, whichever is greater, plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to make required payments when due. The late charge shall be assessed on the sixth day of each month, in the case of any regular installment of Base Rent or other monthly charges not paid when due, and on the fourth day after demand by Landlord, with respect to any other sums due under the Lease. A $50.00 charge will be paid by Tenant to Landlord for each returned check. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted under this Lease.

         35. GENERAL PROVISIONS.

            (A) NO IMPLIED SURRENDER OR WAIVER: No provisions of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and signed by Landlord. The failure of Landlord to seek redress for violation of or to insist upon the strict performance of any covenant or condition of this Lease or any of the rules and regulations provided for in Article 30 above shall not be deemed a waiver of such covenant, condition or rule or regulation, and shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No act or thing done by Landlord or Landlord's employees or agents during the Term shall be deemed an acceptance of or surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employees of Landlord or of Landlord's agents shall have any power to accept the keys of the Premises prior to the termination of this Lease. The delivery of keys to any employee or agent of Landlord shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent or other charge due under this Lease shall be deemed to be other than on account of the earliest stipulated Rent or other charge, and no endorsement or statement on any check or any letter accompanying any check or payment shall be deemed an accord and satisfaction without Landlord's written agreement, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or charge or to pursue any other remedy available to Landlord.

            (B) NO REPRESENTATION BY LANDLORD; ENTIRE AGREEMENT: Tenant acknowledges and agrees that it has not relied upon any statements representations, warranties, agreements or promises with respect to this Lease, the Premises or the Building, except such as are expressed in this Lease. Without in any way limiting the generality of the foregoing, Landlord and Landlord's contractors and agents have made no representations, warranties, agreements or promises with respect to the exact size of the Premises or the Building or any other tenants or types of tenants in the Building, and Landlord makes no warranty against and shall not be liable for latent defects in the Premises or the Building. The entire lease contract of the parties is contained in this Lease, and there are no promises, agreements, representations, warranties, conditions or understandings, either oral or written, between them other than as are set forth in this Lease.

            (C) NOTICE AND BILLS: Any bill, statement, notice or demand which Landlord may desire or be required to give to Tenant shall be in writing and shall be deemed sufficiently given if delivered personally to Tenant at the Premises or sent by certified or registered United States mail, postage prepaid, or sent, charges prepaid, by any express overnight or same-day courier service addressed to Tenant at Tenant's address or, after commencement of the Term, at the Premises, and any such notice or demand shall be deemed to have been given at the time when it is personally delivered or received. Any notice or demand by Tenant to Landlord shall be in writing and must be served by certified or registered United States mail, postage prepaid, or sent, charges prepaid, by any express overnight or same-day courier service addressed to Landlord at Landlord's address, and any such notice shall be deemed to have been given at the time when it is received. Either party shall have the right to change its address for notice by giving notice as provided above.

            (D) LANDLORD DEFINED: The term "Landlord" as used in this Lease, so far as covenants and obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or future owners of the Building at the time in question. In the event of any transfer of title to the Building, Landlord named in this Lease (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, provided that any funds in which Tenant has an interest and held by Landlord, or the then grantor, at the time of such transfer shall be delivered to the grantee, and any amount then due and payable to Tenant by Landlord, or the then grantor, under any provisions of this Lease shall be paid to Tenant.

         (E) EXCULPATORY CLAUSE: Notwithstanding any other provision in this Lease to the contrary, Tenant shall look solely to the estate and property of Landlord in the Building for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure by or for Tenant. Without limiting the foregoing, the officers, trustees, directors, employees, contractors or agents of Landlord shall not be responsible for the covenants of Landlord under this Lease.

         (F) SEVERABILITY: If any provision of this Lease shall prove to be illegal, invalid or unenforceable, the remainder of this Lease shall not be affected by that provision, and in lieu of each provision of this lease that is unenforceable, there shall be added as a part of this Lease a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and would be legal, valid and enforceable.

         (G) AMENDMENT: Except as otherwise provided in this Lease, no amendment, alteration, modification or addition to this Lease shall be valid or binding unless expressed in writing and signed by the party or parties to be bound thereby. Tenant agrees to make any modifications of the terms and provisions of this Lease required or requested by any lending institution providing financing for the Building, provided that no such modifications shall materially adversely affect Tenant's rights and obligations under this Lease.

         (H) BINDING EFFECT: The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors and, subject to Article 16 above, their assigns. If there is more than one entity or person composing Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

         (I) SURVIVAL OF COVENANTS: Notwithstanding any termination of this Lease, this Lease shall continue in force and effect as to any provisions which required observance by Landlord or Tenant subsequent to termination.

         (J) ATTORNEYS' FEES: In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover its costs and the fees of its attorneys in such action or proceeding, including costs of appeal, if any, in such amount as the court may deem reasonable. In addition, should it be necessary for Landlord either party to employ legal counsel to enforce any of the provisions contained in this Lease, Tenant the other party agrees to pay all reasonable attorneys' fees and charges for legal assistants and court costs incurred.

         (K) BROKERAGE COMMISSIONS: Tenant represents and warrants (i) if a broker is named in Article 1 above, that broker is the only broker with whom Tenant has dealt in connection with this Lease and that no other broker negotiated this Lease or is entitled to a commission in connection with it or
(ii) if no broker is named in Article 1 above, that Tenant has not dealt with any broker in connection with this Lease and that no broker negotiated this Lease or is entitled to a commission in connection with it. Tenant agrees that the execution and delivery of this Lease by Landlord shall be conclusive evidence that Landlord has relied upon the foregoing representation and warranty. Tenant further agrees to indemnify and hold Landlord harmless with respect to any claim for brokers' commissions or similar compensation brought by any person by reason of Tenant's acts.

            (L) RESERVATION OF RIGHTS REGARDING BUILDING AND COMMON AREA:
Landlord shall have the right to name the Building and, from time to time, to change the name, number or designation of the Building. Landlord shall have the right, from time to time and at any time, to make alterations and additions in and to the Building, including building equipment and systems and the common areas of the Building and the Property, and to change the size, use, arrangement, location or nature of any such common areas or to regulate or eliminate the use thereof, provided that no such changes shall deprive Tenant of a reasonable means of access to the Premises and the common areas of the Building. No such changes shall entitle Tenant to any abatement of Rent or damages, and such action shall not constitute an actual or constructive eviction of Tenant. All common areas shall be subject to the exclusive control and management of Landlord.

            (M) RULE OF CONSTRUCTION; CAPTIONS: The language in all parts of this Lease shall be in all cases construed according to its fair meaning and not strictly for or against Landlord or Tenant. The caption of each Article and
Section is added as a matter of convenience only and shall be considered of no effect in the construction of any provision of this Lease.

            (N) EFFECTIVE DATE OF AGREEMENT: The submission of this Lease by Landlord, its agent or representative for examination or execution by Tenant does not constitute an option or offer to lease the Premises or a reservation of the Premises in favor of Tenant, and this Lease shall become effective only upon the execution of it by Landlord and delivery of a fully executed counterpart of it to Tenant.

            (O) NO RECORDING: Tenant shall not record this Lease or any portion or memorandum hereof or any reference hereto.

            (P) AUTHORITY OF TENANT: Tenant shall provide Landlord, upon request, with certified copies of duly executed and notarized minutes or resolutions authorizing the transaction evidenced by this Lease, confirming, ratifying and approving the actions of Tenant's representative in conjunction with this Lease, and representing that Tenant is duly organized and authorized to transact business under the laws of the State of Colorado and is authorized to enter into this Lease.

            (Q) TIME: Time is of the essence for this Lease and each and all of its provisions in which performance is a factor.

            (R) GOVERNING LAW: This Lease shall be construed in accordance with the laws of Colorado.

            (S) ATTACHMENTS: Any addendum, exhibit, rider or other attachment to this Lease is hereby incorporated in this Lease by this reference. (See Addendum attached hereto).

LANDLORD

PUBLIC EMPLOYEES' RETIREMENT ASSOCIATION OF
COLORADO



By: /s/ Steven R. Brown
   ----------------------------------------
NAME:    STEVEN R. BROWN
Title:   Deputy Executive Director


TENANT

TRICORD SYSTEMS, INC., a Delaware corporation



By: /s/ Steven E. Opdahl
   ----------------------------------------
NAME:  Steven E. Opdahl
Title: Chief Financial Officer

                                   ADDENDUM TO
                            THE POINTE @ PARK CENTRE
                                  OFFICE LEASE

              PUBLIC EMPLOYEES' RETIREMENT ASSOCIATION OF COLORADO
                                    LANDLORD

                              TRICORD SYSTEMS, INC.
                                     TENANT


         The following are additional provisions of the Lease:

         1. Renewal Option. Landlord hereby grants to Tenant the option to renew this Lease for one five year term commencing at the expiration of the initial term and ending on the fifth anniversary of the commencement of the extended term. The option shall be exercised, if at all, by notice to Landlord at least 180 days prior to the expiration of the initial term. The rent for the first year of the extended term shall be calculated at the greater of the market rental rate for space in the Building or the rate for the fifth year of the initial term plus 3%. The rent for the second year of the extended term shall be 103% of the annual rent for the first year of the extended term, the rent for the third year of the extended term shall be 103% of the rent for the second year of the extended term, the rent for the fourth year of the extended term shall be 103% of the rent for the third extended term, and the rent for the fifth year of the extended term shall be 103% of the rent for the fourth year of the extended term.

         2. Lease Termination. After the third lease year, Tenant shall have the right to terminate this Lease on 6 months prior notice. The notice of termination shall be accompanied by the payment by Tenant to Landlord of three months Rent and Operating Expenses, all unamortized "deal costs", including the Tenant Allowance defined in paragraph 3 below, lease commissions and legal fees associated with this Lease transaction, such deal costs to be amortized at 11.5% over the initial term.

         3. Tenant Allowance. Landlord will provide to Tenant a tenant finish allowance of $24 per rentable square feet ($358,224) on a slab to slab basis (the "Tenant Allowance") toward the cost of Tenant's improvements. Included in the Tenant Allowance are all space planning, architectural, engineering, construction costs including Tenant's pro rata share of the corridor costs common to the third floor, and construction management related to the design and construction process. Tenant shall be responsible for all tenant finish costs in excess of $358,224. Landlord will engage M.A. Mortenson Company to perform the tenant improvement work on an open-book basis.

         4. Building Hours. Supplementing Article 11 (A)(1), for heating, venting and air conditioning after hours or during non-standard hours of operation, Tenant will be charged the estimate of Landlord's engineer of the cost of providing such services.

         5. After Hours Access. An electronic key system will be available to Tenant for 24 hours, 7 days a week building access and elevator service.

         6. Parking. Tenant is entitled to use up to 60 parking spaces for its employees. All surface parking for Tenant and its employees will be free for the initial term of the Lease. All visitor parking will be located in the surface lot at the front of the Building and will be free of charge for the initial term of the Lease. Tenant agrees to comply, and cause its employees to comply, with the rules and regulations relative to the parking area. Landlord reserves the right to assign specific parking spaces during the initial and extended terms of the Lease.

         7. Directory. At no expense to Tenant Tenant will be furnished with its prorata share of space on the building directory board located in the lobby of the Building.

         8. Floor Design Loads. Tenant will not exceed the following floor loads:

              Dead Loads:               124 lbs/SF
              154 lbs/SF core areas

              Live Loads:               Typical Office      50 lbs/SF
              Exits, Stairs             100 lbs/SF

         9. Building Amenities. Tenant shall be entitled to use the first floor break room on a first-come basis at no charge. First floor conference rooms and shower/locker facilities will be available to Tenant on a reservation basis, all subject to Landlord's rules and regulations and nominal charge for cleaning and maintenance. All of such amenities will be completed within six months after Tenant's occupancy. Landlord reserves the right to terminate the use of such amenities in its sole discretion.

         10. Building Management. Initially, the on-site building personnel will be employees of Landlord.

                                        1